September 29, 2000

The James Advantage Funds
Supplement to Prospectuses Dated November 1, 1999


ADDRESS CHANGES:  Effective October 9, 2000 the following addresses will be:

INITIAL PURCHASE (p.12)

OVERNIGHT:
The James Advantage Funds
221 East Fourth Street
Suite 200
Cincinnati, Ohio 45202

EXCHANGE PRIVILEGE (p.16)

The Transfer Agent's offices are located at 221 East Fourth Street, Suite 200, Cincinnati, Ohio 45202.

After October 9, 2000 please disregard the addresses printed in the Prospectus.